UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-5896

DWS Target Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	1/31/10

ITEM 1.           REPORT TO STOCKHOLDERS

  JANUARY 31, 2010

Semiannual Report to Shareholders

DWS Target 2012 Fund

Contents

4 Performance Summary

6 Information About Your Fund's Expenses

8 Portfolio Summary

10 Investment Portfolio

17 Financial Statements

20 Financial Highlights

21 Notes to Financial Statements

26 Investment Management Agreement Approval

31 Summary of Management Fee Evaluation by Independent Fee Consultant

36 Account Management Resources

37 Privacy Statement

This report must be preceded by a prospectus. The prospectus contains the fund's objectives, risks, charges and expenses, and other important information about the fund.

Although allocation among different asset categories generally limits risk, the investment advisor may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

Target date funds are designed for investors seeking to meet their respective investment goals, such as retirement, around the target date year. The target date is the approximate date when investors plan to start withdrawing their money in the fund. As the fund approaches its target year, the fund will decrease its emphasis on growth of capital and increase its emphasis on current income. The principal value of the funds is not guaranteed at any time, including at the target date. There is no guarantee that the fund will provide adequate income at and through retirement.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2010

Average Annual Total Returns as of 1/31/10
	6-Month‡	1-Year	3-Year	5-Year	10-Year
Unadjusted for Sales Charge	2.70%	6.54%	1.45%	2.59%	2.25%
Adjusted for the Maximum Sales Charge (max 5.00% load)	-2.43%	1.21%	-0.27%	1.55%	1.73%
Barclays Capital US Treasury Index+	1.94%	0.90%	6.75%	5.02%	6.29%
S&P 500® Index++	9.87%	33.14%	-7.24%	0.18%	-0.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated December 1, 2009 is 1.10%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Net Asset Value and Distribution Information
Net Asset Value: 1/31/10	$ 7.73
7/31/09	$ 7.78
Distribution Information: Six Months as of 1/31/10: Income Dividends	$ .26
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Target 2012 Fund [] Barclays Capital US Treasury Index+ [] S&P 500 Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

The growth of $10,000 is cumulative.

+ The Barclays Capital US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Lipper Rankings — Mixed-Asset Target 2015 Funds Category as of 1/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
1-Year	125	of	131	95
3-Year	4	of	73	6
5-Year	15	of	30	49
10-Year	3	of	5	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2009 to January 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2010
Actual Fund Return
Beginning Account Value 8/1/09	$ 1,000.00
Ending Account Value 1/31/10	$ 1,027.00
Expenses Paid per $1,000*	$ 5.62
Hypothetical 5% Fund Return
Beginning Account Value 8/1/09	$ 1,000.00
Ending Account Value 1/31/10	$ 1,019.66
Expenses Paid per $1,000*	$ 5.60
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
DWS Target 2012 Fund	1.10%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	1/31/10	7/31/09

Government & Agency Obligations	81%	82%
Common Stocks	18%	17%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/10	7/31/09

Information Technology	18%	19%
Consumer Discretionary	14%	8%
Financials	13%	12%
Health Care	13%	13%
Industrials	11%	11%
Consumer Staples	10%	14%
Energy	9%	11%
Materials	5%	4%
Utilities	4%	4%
Telecommunication Services	3%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2010 (3.9% of Net Assets)
1. Microsoft Corp. Developer of computer software	0.5%
2. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.5%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	0.4%
4. Apple, Inc. Manufacturer of personal computers and communication solutions	0.4%
5. AT&T, Inc. Provider of communication services	0.4%
6. Johnson & Johnson Provider of health care products	0.4%
7. ExxonMobil Corp. Explorer and producer of oil and gas	0.4%
8. McDonald's Corp. Operator of fast food restaurants	0.3%
9. 3M Co. Manufacturer and provider of various services and equipment	0.3%
10. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	0.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2010 (Unaudited)

	Shares	Value ($)

Common Stocks 18.4%
Consumer Discretionary 2.5%
Automobiles 0.1%
Thor Industries, Inc.	700	22,225
Hotels Restaurants & Leisure 0.3%
McDonald's Corp.	1,968	122,862
Starbucks Corp.*	1,300	28,327
		151,189
Household Durables 0.3%
Garmin Ltd.	2,500	80,775
Jarden Corp.	900	27,432
Pulte Homes, Inc.*	1,200	12,624
		120,831
Internet & Catalog Retail 0.3%
Amazon.com, Inc.*	600	75,246
Priceline.com, Inc.*	300	58,605
		133,851
Media 0.5%
Gannett Co., Inc.	700	11,305
McGraw-Hill Companies, Inc.	2,600	92,170
Scripps Networks Interactive "A"	1,900	81,130
Time Warner Cable, Inc.	277	12,075
		196,680
Multiline Retail 0.4%
Family Dollar Stores, Inc.	700	21,616
Nordstrom, Inc.	2,300	79,442
Sears Holdings Corp.*	800	74,624
		175,682
Specialty Retail 0.6%
Advance Auto Parts, Inc.	2,000	78,900
Limited Brands, Inc.	1,000	19,020
Ross Stores, Inc.	1,900	87,267
Signet Jewelers Ltd.*	2,600	71,136
Williams-Sonoma, Inc.	400	7,592
		263,915
Consumer Staples 1.9%
Beverages 0.3%
Coca-Cola Co.	300	16,275
Coca-Cola Enterprises, Inc.	4,000	80,760
		97,035
Food & Staples Retailing 0.0%
Wal-Mart Stores, Inc.	68	3,633
Walgreen Co.	100	3,605
		7,238
Food Products 0.5%
Archer-Daniels-Midland Co.	1,100	32,967
Campbell Soup Co.	2,500	82,775
General Mills, Inc.	1,400	99,834
		215,576
Household Products 0.6%
Colgate-Palmolive Co.	1,300	104,039
Kimberly-Clark Corp.	1,600	95,024
Procter & Gamble Co.	770	47,394
		246,457
Personal Products 0.4%
Herbalife Ltd.	2,000	77,700
Mead Johnson Nutrition Co. "A"	2,000	90,460
		168,160
Tobacco 0.1%
Philip Morris International, Inc.	500	22,755
Reynolds American, Inc.	600	31,920
		54,675
Energy 1.7%
Energy Equipment & Services 0.6%
FMC Technologies, Inc.*	600	31,902
Oceaneering International, Inc.*	1,400	76,580
Oil States International, Inc.*	2,100	77,364
Rowan Companies, Inc.*	1,500	32,220
Unit Corp.*	300	13,662
		231,728
Oil, Gas & Consumable Fuels 1.1%
Chevron Corp.	400	28,848
ConocoPhillips	1,100	52,800
ExxonMobil Corp.	2,369	152,634
Mariner Energy, Inc.*	2,300	33,235
Newfield Exploration Co.*	1,700	83,198
Occidental Petroleum Corp.	52	4,074
Quicksilver Resources, Inc.*	5,100	67,779
Williams Companies, Inc.	2,600	54,184
		476,752
Financials 2.5%
Capital Markets 0.3%
Bank of New York Mellon Corp.	200	5,818
Franklin Resources, Inc.	700	69,321
The Goldman Sachs Group, Inc.	100	14,872
Waddell & Reed Financial, Inc. "A"	1,200	37,596
		127,607
Commercial Banks 0.6%
Associated Banc-Corp.	600	7,632
CapitalSource, Inc.	700	3,353
Comerica, Inc.	300	10,353
Commerce Bancshares, Inc.	1,565	61,943
First Citizens BancShares, Inc. "A"	300	50,313
Fulton Financial Corp.	7,000	64,680
Huntington Bancshares, Inc.	5,400	25,866
Wells Fargo & Co.	600	17,058
		241,198
Consumer Finance 0.6%
American Express Co.	2,700	101,682
AmeriCredit Corp.*	2,000	41,940
Capital One Financial Corp.	2,300	84,778
Discover Financial Services	2,900	39,672
		268,072
Diversified Financial Services 0.4%
Bank of America Corp.	4,200	63,756
Citigroup, Inc.*	11,100	36,852
JPMorgan Chase & Co.	1,300	50,622
		151,230
Insurance 0.3%
Allied World Assurance Co. Holdings Ltd.	700	31,332
OneBeacon Insurance Group Ltd. "A"	2,400	31,152
PartnerRe Ltd.	900	67,131
Unitrin, Inc.	800	17,360
		146,975
Real Estate Investment Trusts 0.3%
AMB Property Corp. (REIT)	100	2,400
Annaly Capital Management, Inc. (REIT)	1,200	20,856
Equity Residential (REIT)	300	9,615
HCP, Inc. (REIT)	400	11,340
Host Hotels & Resorts, Inc. (REIT)	25	265
Public Storage (REIT)	300	23,754
Simon Property Group, Inc. (REIT)	518	37,296
Vornado Realty Trust (REIT)	102	6,597
		112,123
Health Care 2.3%
Biotechnology 0.3%
Gilead Sciences, Inc.*	2,500	120,675
Health Care Equipment & Supplies 0.1%
Hill-Rom Holdings, Inc.	800	18,696
Hospira, Inc.*	100	5,064
		23,760
Health Care Providers & Services 1.0%
AmerisourceBergen Corp.	3,300	89,958
Cardinal Health, Inc.	900	29,763
Coventry Health Care, Inc.*	1,200	27,456
Humana, Inc.*	500	24,310
McKesson Corp.	1,200	70,584
Medco Health Solutions, Inc.*	1,600	98,368
UnitedHealth Group, Inc.	3,400	112,200
		452,639
Life Sciences Tools & Services 0.1%
Waters Corp.*	700	39,886
Pharmaceuticals 0.8%
Eli Lilly & Co.	40	1,408
Johnson & Johnson	2,543	159,853
Merck & Co., Inc.	100	3,818
Pfizer, Inc.	10,103	188,522
		353,601
Industrials 2.0%
Aerospace & Defense 0.3%
ITT Corp.	900	43,479
Lockheed Martin Corp.	1,300	96,876
		140,355
Air Freight & Logistics 0.3%
United Parcel Service, Inc. "B"	1,800	103,986
Commercial Services & Supplies 0.1%
R.R. Donnelley & Sons Co.	2,800	55,496
Construction & Engineering 0.2%
Shaw Group, Inc.*	1,900	61,351
Electrical Equipment 0.0%
Hubbell, Inc. "B"	200	8,612
Industrial Conglomerates 0.6%
3M Co.	1,500	120,735
Carlisle Companies, Inc.	2,400	80,448
General Electric Co.	2,800	45,024
		246,207
Machinery 0.5%
Illinois Tool Works, Inc.	1,300	56,667
Navistar International Corp.*	1,300	48,087
Oshkosh Corp.	1,300	46,891
Timken Co.	3,300	73,953
Trinity Industries, Inc.	200	3,128
		228,726
Road & Rail 0.0%
Ryder System, Inc.	61	2,220
Information Technology 3.3%
Communications Equipment 0.0%
Cisco Systems, Inc.*	900	20,223
Computers & Peripherals 1.3%
Apple, Inc.*	974	187,125
Dell, Inc.*	6,100	78,690
Hewlett-Packard Co.	200	9,414
International Business Machines Corp.	1,591	194,722
Western Digital Corp.*	1,700	64,583
		534,534
Electronic Equipment, Instruments & Components 0.7%
Arrow Electronics, Inc.*	2,900	76,183
Avnet, Inc.*	2,700	71,388
Jabil Circuit, Inc.	5,000	72,400
Tech Data Corp.*	1,800	73,350
Vishay Intertechnology, Inc.*	2,800	21,112
		314,433
Internet Software & Services 0.2%
Google, Inc. "A"*	200	105,884
IT Services 0.5%
Cognizant Technology Solutions Corp. "A"*	1,300	56,758
Global Payments, Inc.	600	26,700
MasterCard, Inc. "A"	100	24,990
SAIC, Inc.*	4,500	82,485
		190,933
Semiconductors & Semiconductor Equipment 0.0%
Intel Corp.	100	1,940
Micron Technology, Inc.*	1,100	9,592
		11,532
Software 0.6%
Microsoft Corp.	8,100	228,258
Symantec Corp.*	700	11,865
		240,123
Materials 0.9%
Chemicals 0.4%
Cytec Industries, Inc.	1,800	67,158
Huntsman Corp.	400	4,876
Lubrizol Corp.	1,000	73,690
Nalco Holding Co.	1,000	23,580
		169,304
Containers & Packaging 0.0%
Bemis Co., Inc.	100	2,806
Metals & Mining 0.1%
Freeport-McMoRan Copper & Gold, Inc.	300	20,007
Reliance Steel & Aluminum Co.	100	4,074
Walter Energy, Inc.	500	32,460
		56,541
Paper & Forest Products 0.4%
International Paper Co.	3,400	77,894
MeadWestvaco Corp.	3,000	72,210
		150,104
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.4%
AT&T, Inc.	7,131	180,842
Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	2,400	75,720
Utilities 0.7%
Electric Utilities 0.3%
Edison International	58	1,933
Exelon Corp.	2,100	95,802
FirstEnergy Corp.	600	26,172
		123,907
Gas Utilities 0.1%
National Fuel Gas Co.	400	18,768
Independent Power Producers & Energy Traders 0.3%
Constellation Energy Group, Inc.	1,400	45,192
Mirant Corp.*	3,000	42,210
NRG Energy, Inc.*	1,900	45,810
		133,212
Total Common Stocks (Cost $7,289,767)		7,775,579
	Principal Amount ($)	Value ($)

Government & Agency Obligation 81.1%
US Treasury Obligation
US Treasury STRIPS, 5.315%**, 2/15/2012 (a) (Cost $31,414,567)	34,964,000	34,344,997
	Shares	Value ($)

Securities Lending Collateral 20.1%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $8,513,600)	8,513,600	8,513,600

Cash Equivalents 0.8%
Central Cash Management Fund, 0.17% (b) (Cost $327,448)	327,448	327,448
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $47,545,382)+	120.4	50,961,624
Other Assets and Liabilities, Net	(20.4)	(8,643,787)
Net Assets	100.0	42,317,837
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $47,673,853. At January 31, 2010, net unrealized appreciation for all securities based on tax cost was $3,287,771. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,649,335 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $361,564.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2010 amounted to $8,342,835, which is 19.7% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$ 7,775,579	$ —	$ —	$ 7,775,579
Government & Agency Obligations	—	34,344,997	—	34,344,997
Short-Term Investments (d)	8,841,048	—	—	8,841,048
Total	$ 16,616,627	$ 34,344,997	$ —	$ 50,961,624
(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $38,704,334) — including $8,342,835 of securities loaned	$ 42,120,576
Investment in Daily Assets Fund Institutional (cost $8,513,600)*	8,513,600
Investment in Central Cash Management Fund (cost $327,448)	327,448
Total investments, at value (cost $47,545,382)	50,961,624
Dividends receivable	7,067
Interest receivable	326
Other assets	4,370
Total assets	50,973,387
Liabilities
Payable for Fund shares redeemed	44,141
Payable upon return of securities loaned	8,513,600
Accrued management fee	13,587
Other accrued expenses and payables	84,222
Total liabilities	8,655,550
Net assets, at value	$ 42,317,837
Net Assets Consist of
Undistributed net investment income	52,093
Net unrealized appreciation (depreciation) on investments	3,416,242
Accumulated net realized gain (loss)	(4,308,527)
Paid-in capital	43,158,029
Net assets, at value	$ 42,317,837
Net Asset Value
Net Asset Value and redemption price(a) per share ($42,317,837 ÷ 5,474,364 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.73
* Represents collateral on securities loaned.
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2010 (Unaudited)
Investment Income
Income: Dividends	$ 73,703
Interest	840,733
Income distributions — affiliated cash management vehicles	382
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,935
Total Income	917,753
Expenses: Management fee	87,311
Administration fee	21,828
Services to shareholders	27,929
Custodian fee	5,322
Distribution service fee	53,644
Audit and tax fees	17,154
Legal fee	6,178
Trustees' fees and expenses	1,852
Reports to shareholders	11,275
Registration fees	2,182
Other	3,387
Total expenses	238,062
Net investment income	679,691
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,282,907
Change in net unrealized appreciation (depreciation) on investments	(802,075)
Net gain (loss)	480,832
Net increase (decrease) in net assets resulting from operations	$ 1,160,523

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2010 (Unaudited)	Year Ended July 31, 2009
Operations: Net investment income	$ 679,691	$ 1,516,205
Net realized gain (loss)	1,282,907	(4,272,030)
Change in net unrealized appreciation (depreciation)	(802,075)	1,457,776
Net increase (decrease) in net assets resulting from operations	1,160,523	(1,298,049)
Distributions to shareholders from: Net investment income	(1,399,698)	(1,600,110)
Fund share transactions: Reinvestment of distributions	1,371,209	1,560,149
Cost of shares redeemed	(2,401,055)	(6,756,837)
Net increase (decrease) in net assets from Fund share transactions	(1,029,846)	(5,196,688)
Increase (decrease) in net assets	(1,269,021)	(8,094,847)
Net assets at beginning of period	43,586,858	51,681,705
Net assets at end of period (including undistributed net investment income of $52,093 and $772,100, respectively)	$ 42,317,837	$ 43,586,858
Other Information
Shares outstanding at beginning of period	5,601,254	6,265,711
Shares issued to shareholders in reinvestment of distributions	176,236	206,368
Shares redeemed	(303,126)	(870,825)
Net increase (decrease) in Fund shares	(126,890)	(664,457)
Shares outstanding at end of period	5,474,364	5,601,254

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.78	$ 8.25	$ 8.95	$ 8.93	$ 9.17	$ 8.77
Income (loss) from investment operations: Net investment income[b]	.12	.26	.25	.26[e]	.25	.25
Net realized and unrealized gain (loss)	.09	(.45)	.01	.41	(.21)	.41
Total from investment operations	.21	(.19)	.26	.67	.04	.66
Less distributions from: Net investment income	(.26)	(.28)	(.38)	(.30)	(.28)	(.26)
Net realized gains	—	—	(.58)	(.35)	—	—
Total distributions	(.26)	(.28)	(.96)	(.65)	(.28)	(.26)
Net asset value, end of period	$ 7.73	$ 7.78	$ 8.25	$ 8.95	$ 8.93	$ 9.17
Total Return (%)[c]	2.70**	(2.25)	2.74[d]	7.59[d,e]	.42[d]	7.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	44	52	56	62	73
Ratio of expenses before expense reductions (%)	1.10*	1.10	1.15	1.09	1.10	1.10
Ratio of expenses after expense reductions (%)	1.10*	1.10	1.15	1.08	1.09	1.10
Ratio of net investment income (%)	3.10*	3.32	2.90	2.89[e]	2.82	2.81
Portfolio turnover rate (%)	20**	52	86	90	34	28
[a] For the six months ended January 31, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Target 2012 Fund (the "Fund") is a diversified series of DWS Target Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

By investing in Zero Coupon Treasuries, the Fund seeks to assure that investors who reinvest all dividends and hold their shares until the Maturity Date (February 15, 2012) will receive at least their original investment on the Maturity Date. This assurance is further backed by an agreement entered into between Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Fund's investment manager, and the Fund. Under this agreement, the Advisor has agreed to make, if necessary, sufficient payments on the Fund's Maturity Date to the investors who have reinvested all dividends and held their investments in the Fund to the Maturity Date to enable them to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis. The Fund's returns will fluctuate and there is no assurance that the Fund will achieve its objective of long-term capital growth.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At July 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $2,626,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until
July 31, 2017 (the expiration date), whichever occurs first.

In addition, from November 1, 2008 through July 31, 2009, the Fund incurred approximately $2,837,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $8,656,007 and $9,146,901, respectively. Purchases and sales of US Treasury obligations aggregated $0 and $1,927,126, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.40% of average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2010, the Administration Fee was $21,828, of which $3,627 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended January 31, 2010, the amount charged to the Fund by DISC aggregated $23,400, of which $11,804 is unpaid.

Distribution Service Fee. Under the Fund's 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2010, the Service Fee was $53,644, of which $27,082 is unpaid. Accordingly, for the six months ended January 31, 2010, the Service Fee was equivalent to an annualized effective rate of 0.25% of the Fund's average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,444, of which $4,521 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing the Fund's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the number below:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Nasdaq Symbol	KRFCX
CUSIP Number	23337N 501
Fund Number	53

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Target 2012 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Target 2012 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 31, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 31, 2010